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                                                                   Exhibit 10.47

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                               SECOND AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

                             Dated as of May 4, 200l

                                      Among

                              PC CONNECTION, INC.,
                                  the Borrower

                                       and

                         CITIZENS BANK OF MASSACHUSETTS,
                                    as Agent

                                       and

                            THE BANKS PARTIES HERETO


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            SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
             -------------------------------------------------------

     This SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is entered into as of May 4, 2001 by and among PC CONNECTION, INC., a Delaware corporation (the "Borrower"), CITIZENS BANK OF MASSACHUSETTS, CITIZENS BANK NEW HAMPSHIRE, and FLEET NATIONAL BANK (successor by merger to Fleet Bank - NH) (together, the "Banks") and CITIZENS BANK OF MASSACHUSETTS as Agent (the "Agent").

                                    Recitals
                                    --------

     The Borrower, the Banks and the Agent are parties to an Amended and Restated Loan Agreement dated as of February 25, 2000, as amended (the "Loan Agreement"). The Borrower, the Bank and the Agent desire to amend the Loan Agreement as set forth below. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Agreement.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Article 3, the Borrower, the Banks and the Agent hereby amend the Loan Agreement as follows:

     Section 1. Definitions. Add the following definition to Section 1 of the Loan Agreement:

          "Permitted Guaranties" shall have the meaning set forth in Section 9.5 hereof.

     Section 2.  Guaranties. Section 9.5 of the Loan Agreement is hereby deleted
                 ----------
in its entirety and replaced as follows:

          Section 9.5.  Assumptions, Guaranties, Etc. of Indebtedness of Other
                        ------------------------------------------------------
          Persons. Assume, guarantee, endorse or otherwise be or become directly
          -------
          or contingently liable (including, without limitation, by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in any Person or otherwise assure the creditors of any such Person against loss) in connection with any Indebtedness of any other Person, except Guaranties (the "Permitted Guaranties") (i) by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) to IBM or DFS in connection with Indebtedness permitted under 9.1 l(g), (iii) provided for indebtedness of PC Connection Sales Corporation and Merrimack Services Corporation as provided for in a Guaranty or Guaranties to Dun & Bradstreet, Inc., substantially in the form of Exhibit J hereto, and (iv) to individual suppliers of PC Connection Sales Corporation and Merrimack Services Corporation, as requested from time to time in lieu of the blanket Guaranty in (iii), on their respective obligations to such individual suppliers, the guaranteed obligations in (iv) not to exceed guaranteed obligations in the amount of $100,000,000. Borrower must notify Agent (with copy to Agent's counsel) in writing immediately after entering into any Permitted Guaranties.


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     Section 3.  Miscellaneous.
                 -------------

                 (a) The Borrower agrees that each of the Loan Documents shall remain in full force and effect after giving effect to this Second Amendment.

                 (b) This Second Amendment represents the entire agreement among the parties hereto relating to this Second Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Second Amendment.

                 (c) The Borrower agrees to pay on demand all of the Agent's reasonable expenses in preparing, executing and delivering this Second Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel.

                 (d) The Borrower hereby confirms to the Agent that the representations and warranties of the Borrower set forth in Article 5 of the Loan Agreement (as amended and supplemented hereby) are true and correct as of the date hereof, as if set forth herein in full.

                 (e) The Borrower has reviewed the provisions of this Second Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

                 (f) The Borrower represents and warrants that the execution, delivery or performance by the Borrower of any of the obligations contained in this Second Amendment or in any Loan Document do not require the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

                 (g) This Second Amendment shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts without regard to principles relating to choice of law.

                                  [END OF TEXT]


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     IN WITNESS WHEREOF, the Borrower and the Banks have caused this Second
Amendment to Amended and Restated Loan Agreement to be executed by their duly authorized officers as of the date first set forth above.

                          PC CONNECTION,INC.


                          By:      __________________________________________
                          Name:
                          Title:


                          CITIZENS BANK OF MASSACHUSETTS, as Agent


                          By:      __________________________________________
                          Name:
                          Title:


                          CITIZENS BANK OF MASSACHUSETTS, as Lender


                          By:      __________________________________________
                          Name:
                          Title:

                          100 Summer Street
                          13th Floor
                          Boston, MA 02110
                          Telecopier No:
                          Attention:

                          CITIZENS BANK NEW HAMPSHIRE


                          By:      __________________________________________
                          Name:
                          Title:

                          875 Elm Street
                          Manchester, NH 03101
                          Telecopier No:
                          Attention:

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                          FLEET NATIONAL BANK (as successor by merger to
                          Fleet Bank - NH)


                          By:      __________________________________________
                          Name:
                          Title:

                          1155 Elm Street
                          Manchester, NH 03101
                          Telecopier No:
                          Attention:

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